Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events

16    Subsequent Events

In July 2023, the Company reached an in principle agreement to acquire 5 Capesize bulk carriers built in 2010 through 2012 that aggregate to 879,306 DWT for a total of $103 million. The agreement is subject to entry into definitive documentation. The vessels are expected to be delivered to the Company between September and October 2023.

The Company has declared a dividend of $0.75 per share of common stock payable on September 1, 2023, to holders of record on August 23, 2023.

Subsequent to June 30, 2023, the Company repurchased 15,895 shares of its common stock in the open market for $1.0 million under its previously announced share repurchase program.